UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2021

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant's telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
6.50% Non-Cumulative Perpetual Preferred Stock Series A, par value $0.01 per share	TCBIP	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
(a)On April 21, 2021, Texas Capital Bancshares, Inc. (the "Company") issued a press release and made available presentation slides regarding its operating and financial results for its fiscal quarter ended March 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation is attached hereto as Exhibit 99.2.
The information in Item 2.02 of this report (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On April 20, 2021, the Company held its 2021 Annual Meeting of Stockholders (the "Annual Meeting"). The matters voted on at the Annual Meeting and final voting results are summarized below.

Proposal 1 - A Company proposal to elect ten directors for a term of one year or until their successors are elected and qualified:

	Number of Shares
Nominee	Voted For	Votes Withheld	Broker Non-Votes
Larry L. Helm	32,501,946	1,665,127	3,285,506
Rob C. Holmes	33,566,285	600,788	3,285,506
Jonathan E. Baliff	33,159,700	1,007,373	3,285,506
James H. Browning	31,721,694	2,445,379	3,285,506
David S. Huntley	33,157,664	1,009,409	3,285,506
Charles S. Hyle	33,159,191	1,007,882	3,285,506
Elysia Holt Ragusa	31,571,139	2,595,934	3,285,506
Steven P. Rosenberg	32,738,876	1,428,197	3,285,506
Robert W. Stallings	30,673,136	3,493,937	3,285,506
Dale W. Tremblay	31,855,677	2,311,396	3,285,506
Each of the ten director nominees was elected for a one-year term to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

Proposal 2 - A Company proposal to approve, on an advisory basis, the 2020 compensation of the Company's named executive officers, as described in the proxy statement:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
32,879,166	1,269,900	18,007	3,285,506
The 2020 compensation of our named executive officers was approved on an advisory basis.

Proposal 3 - A Company proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021:

Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
36,656,737	783,652	12,190	—
The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1     Press Release, dated April 21, 2021 announcing Texas Capital Bancshares, Inc.'s operating and financial results for its fiscal quarter ended March 31, 2021

99.2    Presentation dated April 21, 2021 discussing Texas Capital Bancshares, Inc.’s operating and financial results for its fiscal quarter ended March 31, 2021

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 21, 2021	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ Julie Anderson
Julie Anderson Chief Financial Officer